UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2021

TPG PACE BENEFICIAL FINANCE CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39596	98-1499840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce St., Suite 3300 Fort Worth, Texas		762102
(Address of Principal Executive Offices)		(Zip Code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	TPGY.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	TPGY	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TPGY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

TPG Pace Beneficial Finance Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 353463 (the “Company”), provided certain updates regarding the status of its previously announced business combination (the “Business Combination”) with ENGIE New Business S.A.S. (“Engie Seller”), pursuant to which the Company would acquire Engie Seller’s subsidiary EV Charged B.V. (“EVBox Group”). Specifically, the Company announced today that for the reasons discussed in this Current Report on Form 8-K it no longer expects to be in a position to close the Business Combination by June 2021 as previously disclosed, and significant uncertainty exists regarding whether the Business Combination will ultimately be completed on the terms currently contemplated or at all.

The Company was recently informed that the completion of the audited financial statements of EVBox Group as of and for the year ended December 31, 2020 (the “2020 EVBox Group Financials”), which would be required to be filed in the Registration Statement on Form F-4 relating to the Business Combination (the “Registration Statement”) prior to its effectiveness, will take significantly longer than previously anticipated. Engie Seller has recently confirmed to the Company that further review of certain accounting matters is necessary. As of the date of this Current Report there is no certainty regarding the timing or nature of a resolution of such matters or timing for finalizing the 2020 EVBox Group Financials. As a result of the delay in the 2020 EVBox Group Financials, the Company currently expects that certain material conditions to closing, including among others, the effectiveness of the Registration Statement and the approval of the Business Combination by the Company’s stockholders, will not be met as of June 8, 2021 (the “Outside Date”).

Pursuant to the terms of the agreement governing the Business Combination (the “Business Combination Agreement”), beginning on the Outside Date, the Business Combination Agreement may be terminated by either the Company or Engie Seller. However, the Company has the unilateral right until May 28, 2021 to extend the Outside Date to September 6, 2021. The Company expects to have further discussions with Engie Seller regarding these matters to better evaluate the various alternatives, but has not determined whether it intends to exercise any such rights and there is no certainty that it will exercise such rights or that the Company will otherwise successfully renegotiate any economic or other terms of the Business Combination Agreement with Engie Seller. As a result, as of the date of this Current Report, the Company has significant doubts regarding the likelihood that the Business Combination will be completed on the terms currently contemplated or at all.

Legend Information

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the Business Combination, Edison Holdco B.V.’s, a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) and wholly owned subsidiary of the Company (“Dutch Holdco”), and the Company’s ability to consummate the Business Combination, as well as Dutch Holdco’s and the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Dutch Holdco and the Company disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Dutch Holdco and the Company caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Dutch Holdco and the Company. These risks include, but are not limited to, (1) the existence of significant uncertainty regarding whether the Business Combination will ultimately be completed on the terms currently contemplated or at all; (2) the inability of EVBox Group to timely deliver the 2020 EVBox Group Financials; (3) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (4) risks related to the rollout of EVBox Group’s business and expansion strategy; (5) consumer failure to accept and adopt electric vehicles; (6) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated; (7) the possibility that EVBox Group’s technology and products could have defects or errors; (8) the effects of competition on EVBox Group’s future business; (9) the inability to successfully retain or recruit officers, key employees, or directors following the Business Combination; (10) effects on the Company’s public securities’ liquidity and trading; (11) the market’s reaction to the Business Combination; (12) the lack of a market for the Company’s securities; (13) the Company’s and EVBox Group’s financial performance following the Business Combination; (14) costs related to the Business Combination; (15) changes in applicable laws or regulations; (16) the possibility that the novel coronavirus (“COVID-19”) may hinder the Company’s ability to consummate the Business Combination; (17) the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of the Company, Dutch Holdco or EVBox Group; (18) the possibility that the Company or EVBox Group may be adversely affected by other economic, business, and/or competitive factors; and (19) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by the Company. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Dutch Holdco’s and the Company’s expectations and projections can be found in the Company’s initial public offering prospectus, which was filed with the SEC on October 8, 2020. In addition, the Company’s periodic reports and other SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information For Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

As permitted by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and in connection with the proposed Business Combination, Dutch Holdco has confidentially submitted a draft registration statement on Form F-4 (the “Registration Statement”) to the SEC, which draft Registration Statement includes a prospectus of Dutch Holdco and a proxy statement of the Company. Dutch Holdco and the Company also plan to confidentially submit or file other documents with the SEC regarding the Business Combination. If the Company elects to proceed with the Business Combination and the Registration Statement is declared effective by the SEC at a later date, a definitive proxy statement/prospectus will thereafter be mailed to the shareholders of the Company. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ANY SUCH PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Dutch Holdco and the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

This is not a solicitation of a proxy from any investor or security holder. Dutch Holdco, the Company, Engie Seller and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s initial public offering prospectus, which was filed with the SEC on October 8, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Additional Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Dutch Holdco has confidentially submitted a draft Registration Statement on Form F-4 and the related proxy statement/prospectus with the SEC. Additionally, Dutch Holdco and the Company will confidentially submit and/or file other relevant materials with the SEC in connection with the proposed Business Combination. Such materials may be obtained free of charge at the SEC’s website at www.sec.gov. However, please note that any materials that are confidentially submitted, including the draft Registration Statement, will not be publicly available until the first public filing of the same, as permitted by the JOBS Act. Investors and security holders of the Company are urged to read the proxy statement/prospectus and the other relevant materials if and when they become available before making any voting or investment decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination.

Dutch Holdco, the Company, Engie Seller and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s initial public offering prospectus, which was filed with the SEC on October 8, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the Business Combination if and when they become available. Other information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the Business Combination if and when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Pace Beneficial Finance Corp.

Date: May 17, 2021	By:	/s/ Eduardo Tamraz
	Name:	Eduardo Tamraz
	Title:	Secretary

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